Exhibit 10.28

Changxing Chisen Electric Co. Ltd
Contract Signing Approval

Contract Name: Procurement contract
Contract Party: TianJin Tai Mei Bicycle Co. Ltd.
Department: Supporting Department
Department Head Signature:
Date: Oct 24, 2009
Company manager signature:
Administration Office Serial No: CS-HT-MS-2009-121
Legal consultant approval:
Financial Approval:
Legal representative:

Procurement contract

Party A (Purchaser): Tian Jin Tai Mei Bicycle Co. Ltd (TJTM)

Party B (Supplier): Changxing Chisen Electric Co. Ltd (CCEC)

Based on the fair and mutual benefitial principle with common consent, Party A purchases products from Party B which agrees to provide the contract regarding the listed products.

1. Way of product supply and period:
    1. Party A orders products from Party B with purchase order (PO) and Party B has to supply the product according to the PO.
    2. Party B sends the confirmation after received the PO. Any change or question that have to be reported by writing to Party A within 1 working day (8 hours), otherwise the PO initiates automatically.
    3. Party A has right to reconcile the product quality and quantity, according to its production plan, supplied product quality, the execution of PO and after sales services. Party B is obligated to operate in coordination.
    4. Party B guarantees the products delivered to Party A's warehouse or the place appointed by Party A within 3 days. Extraordinary products should be delivered to Party A's warehouse or the place appointed by Party A within 7 days.
2. Quality requirement:
    1. Within the valid period of the contract, the standard, performance of the product should be matched to the sample provided by Party A.
    2. Party B should provide the products recognized by Party B. Without permission in writing by Party B, Party A can not amend the products and the place of production.
    3. Party B has to provide the product based on the quality and technique required by Party A. If there is any change, Party A should notify Party B the updated the blueprint. Party B should follow up any changes.
    4. Party B should guarantee all the products are fulfilled the PRC's Environment Protection Regulation and Industrial Standards.
3. Quality Warranty
    1. Party B has to ensure all the material used in production is fulfilled the requirement by Party A. Any modification of material that not used before should report to Party A in writing.
    2. Party B should build up significant quality guarantee system to satisfy Party A's requirement. Party A can check the production at any time. Any loss incurred by quality should be borne by Party B.

3. Formal inspection for products should be carried out by Party B before delivering to Party A. The inspection items should not be less than the requirement stated by Party B or mentioned in blueprint. All the record should be documented.
4. To the question or comment arisen by Party A, Party B has to solve it out and amend immediately. If there is no solution or amendment during a certain period given by, Party A can terminate the supply from Party B.
5. Party B has to be responsible for all the products and be voluntarily paying Party A for quality guarantee deposit. The amount is : TJTM (Electrical Car Manufacturing Co.) : RMB200,000; Wu Xi Ai Ma Car Production Co. Ltd: RMB300,000; TJTM (Electrical tricycle manufacturing Co.): RMB Nil; Shang Qiu Ai Ma Car Manufacturing Co. Ltd. RMB: Nil. If there is any issue/ problem related to the quality directly destroyed Party A's benefit, Party B is voluntarily deducted the loss from deposits.
6. Party B should guarantee the quality requirement. For any dispute between 2 parties, Party B should bear any compensation. Party B has also guarantee the ownership of intellectual properties regarding the product supplied to Party A and the place of production, and make sure there is no tort to third party. Any loss incurred from tort dispute by Party A, Party B should bear all the loss directly or indirectly incurred.
7. Party A authorizes Party B's intellectual properties of new developed products and patented products owned by Party A, Party B should not transfer these to other factories. If Party B leaks out the patented product that belongs to Party A without its authorization, Party A has right to ask compensation from Party B or deducted 50% deposit.

4. Package requirement

   Party B has to follow the requirement of Party A for the package, and tag the production number, material name, material, type, model, colour and quantity etc. The package should be convenient for assemble, long distant transportation, moisture proof, shock proof and dust proof. If there is no requirement for package, Party B should pack the products convenient to transport. Any shortage, rust or obsolete should be borne by Party B.
5. Place of transfer, transportation and upload charges:
   1. Place of transfer: Party A's warehouse or any place appointed.
   2. Transportation and upload charges: Borne by Party B. Party B should deliver the products to Party A's warehouse or any place appointed. Party A should assist Party B to unload the stocks.

6. Price and payment
    1. Both parties should achieve the mutual beneficial target by continuously improvement in order to reduce the cost and improve the quality. In addition, both parties can reconcile the price according to the price change of materials.
    2. If party A purchase a product which incur molding cost, Party B should automatically lower the procurement prices when Party A purchasing more than certain quantity.
    3. Both parties should comply with the payment terms and deliver conditions.
    4. Payment conditions: After recognition by both parties, the transaction amount incurred in last month should be settled before 20th of current month. The settlement is calculated according to date of products delivered to the warehouse, and the invoices date that received before 28th of each month.
7. Risk tolerance

    Party B should deliver the products purchased by Party A to Party A's warehouse or the place appointed. The risk of transportation is borne by Party B.

8. Deliver, check and accept the products
    1. Party B should deliver the products to Party A's warehouse or the place appointed and attach the list of products and inspection report or declaration for Party B's approval. List of product should state the PO No. and material content.
    2. Party A should inspect the product supplied by Party B according to the agreement. Party A should notify Party B any defective goods. If Party B disagrees with the inspection result, object in writing to Party A is necessary.
    3. Any loss incurred by defective products during assembles or work in progress should be borne by Party B, even the products are inspected. Party B should give quick response to any requirement from Party A.
    4. Even the products are inspected by Party A, Party B still has the responsibility for the quality of products.

9. Breach of contract
    1. If Party B cannot deliver the products, it should compensate 20% of the value of undeliverable products and all the loss incurred to Party A.
    2. If Party B cannot deliver the products on time, Party A can change the suppliers and all the loss incurred should be borne by Party B. 5%-10% deposit will be deducted for any normal loss incurred. Serious loss should be

borne by Party B. Party A should contact with party B for the solution and compensate 20% of the value of undeliverable products and all the loss incurred.

3. If the products deliver in advance, or the extra products delivered but not qualify, Party B should bear all the loss that those products retained by Party B. Party A can reject to accept the product in advance.
4. If the products are not qualified, in the aspect of model, colour, quality etc, Party B should compensate the loss.
5. Any loss incurred by the complain from clients who use Party A's products produced by Party B, Party B should bear the loss (tangible or intangible). Deposit will be deducted when Party B recognizes the loss. Party A has right to terminate the payment to Party B if the products are not qualified. Any dispute should be judged by local government technical authority.

10. Breach of contract- Party A

If Party A cannot make the payment according to the contract, overdue payment should be incurred and paid to Party B unless Party B accepts the explanation of late payment.

11. Confidentiality

1. Unless with both parties' consent, the content of agreement should not disclose to third party.
2. Blueprint, technical documents etc obtained from Party A should not disclose to third party without Party B's permission.
3. Party B cannot use Party A's blueprint or technical document to produce and sales the product privately. All the loss incurred by party A should be borne by Party B.
4. This rule is still valid even the contract is expired.

12. Terminate the contract

1. Party A can terminate the contract without any notification under the following conditions initiated by Party B:
   A. Breach of contracts
   B. Failure in providing quantity and quality mentioned in contract
   C. Terminated the operation by government
2. Any loss incurred by breach of contract, party A should has the right to ask for compensation from Party B.

3. If both parties intended to terminate the contract, Party A has right to temporarily defer the payment 10% of total transactions in 15 months before contract termination. This deferred payment is divided into 15 installments. Party A can hold on the last three payment until the maintenance period has expired
4. The quality related rules are still valid even the contract is terminated.

13. Solution of contract dispute

All disputes incurred from the contract should be negotiated with both parties for solutions. Otherwise, the dispute can be transferred to local court for dispute.

14. Terms of contract

The contract is valid after signing by both parties. Each party has one copy of this contract.

The contract period is from: 20 Oct, 2009 to 21 Oct, 2010.

Based on the consistency and stability, any extension of the validity of the contract before the contract expires 3 months, the extension should be recognized by another party.

15. Others

Both parties should be acknowledgeable of the legal terms in the contract.

16. Attachments

All the attachments are part of the contract and also legally bind.

Any supplementary terms should be negotiated by both parties and also legally bind.

Party A signature　　　　　　　　　　　　　　Party B signature

附：二

长兴昌盛电气有限公司

合同审批签单

合同名称	采购合同		业务单位	天津泰美自行车有限公司	
制定部门	配套部	部门主管签字	[illegible]	制定日期	2009.10.24.
公司主管领导审核	签字：[illegible] 年10月25日				
行政办公室编号	CS-HT-MS-2009-121 签字：徐利平 09年10月25日				
常年法律顾问审查（或委托人）	[illegible] 签字：[illegible] 09年10月25日				
财务审核	签字： 年 月 日				
法人或法人授权代表批准	签字： 年 月 日				

合同号 NO:

采 购 合 同

甲方（需方）：天津泰美自行车有限公司

乙方（供方）：长兴[illegible]电器有限公司

甲、乙双方本着平等、互惠互利原则，经协商一致，就甲方向乙方采购产品、乙方同意向甲方供应所列产品签订本合同。

一、供货方式及交货周期：

1. 由甲方以《采购单》方式向乙方下达采购订单，乙方须按照订单要求提供产品。

2. 乙方在收到《采购单》后应回传确认函，如有任何问题必须在一个工作日（8小时）内书面通知甲方，否则视为默认。

3. 甲方有权根据生产计划的变更以及供方产品的供货质量、采购订单的执行情况、售后服务质量等条件对乙方的供货品质及数量进行及时调整，乙方有义务积极配合。

4 乙方应保证正常产品在__3__日内送到甲方仓库或甲方指定的地点，异常产品应在__7__日内送到甲方仓库或指定地点。

二、 产品的质量要求：

1. 在本合同的有效期间，产品规格、性能、以乙方向甲方提交的产品样件及甲方的要求为准。

2. 乙方应按甲方认可的产品供货，未经甲方事先书面同意，不得对产品本身和生产场地有任何改变。

3. 乙方需严格按照经甲方认可的质量和技术规格要求生产和供应产品，如有任何改变，甲方负责告知乙方更新有关图纸，乙方积极跟进相关的变化。

4. 乙方应保证所生产或供应的产品均符合有关环保法规要求及国家标准、行业标准。

三、品质保证：

1. 乙方应保证所使用的原材料符合甲方要求，对未曾使用过的原辅材料的变更，必须提前书面报甲方确认。

2. 乙方应建立有效的质量保证体系以满足甲方要求，甲方有权随时对此进行检查考核。如因产品质量造成损失，所有后果均有乙方承担。

3. 乙方供货前应严格按要求自检，其检测项目不得少于甲方标准和图纸所规定的进货检测项目，并有书面记录。

4. 对甲方提出的质量问题和要求整改意见、乙方必须及时解决和整改，若在规定期限内未得到解决和整改，甲方有权停止供方供货。

5. 乙方对自己所供的产品的质量负责，并自愿向甲方交付质量保证金，具体数额为：天津泰美自行车有限公司（电动车制造公司）：20 万元整；无锡爱玛车业有限公司：30万元整；天津泰美自行车有限公司（电动三轮车制造公司）/万元整；商丘爱玛车业有限公司 / 万元整。如出现因产品质量或其他与质量有关的问题，损害甲方利益的，乙方自愿让甲方从该笔费用中扣除。

6. 乙方应保证所生产的产品符合品质要求，如出现纠纷，乙方愿意承担任何赔偿责任。乙方还应保证所生产地或供应给甲方的产品自己拥有合法的知识产权或拥有合法使用别人知识产权的权利，并保证不侵犯第三方的专利权及其他权利，如因侵权产生纠纷，甲方受到的直接经济损失、间接经济损失，均由乙方承担。

7. 甲方授权给乙方所开发的新品及甲方拥有的专利产品，乙方不得提供给其他厂家使用。如在没有甲方授权的情况下，乙方私自将甲方开发的专利产品提供给其他厂家使用，甲方有权追究乙方责任，除赔偿甲方一切损失外，甲方有权扣除乙方 50%的质量保证金。

四、包装要求：

乙方须按甲方要求定量包装，并在外包装上标识制造批号、物料名称、材质、型号、规格、颜色、数量等，包装物应方便装卸、长途运输，符合防潮、防震、防尘要求，如该批产品无包装要求，乙方应按符合利于合同执行的方式运输，因包装、运输不当引起的短量、锈蚀、损伤等由乙方负责。

五、交货地点及运输、装卸费用承担：

1. 交货地点：甲方工厂仓库或指定地点。

2. 运输、装卸费用：由乙方承担。乙方货物送到甲方仓库或指定地点，甲方可根据需要协助乙方卸货。

六、价格及付款方式：

1. 甲、乙双方均应不断改进，通过提高质量与效率来降低成本及价格，并让利给最终客户，双方确认努力保持这种降低成本的趋势，随着原材料的价格变化，经双方商定可随时调整价格。

2、乙方报价中含有模具费的产品，在甲方购满规定数量后，乙方应自动下调采购价格。

3. 甲、乙双方同意在本合同明确的交货条件及付款条件下，共同遵守经甲、乙双方方商定的价格。

4. 付款条件：经甲、乙双方确认：上月交易发生金额后，于本月月底前结算上月20日之前货款。结算日期以乙方产品入库后，甲方在每月 28 日前收到乙方提供的正本发票或甲方开出的签收单开始计算。

七、风险承担

乙方应及时按甲方所需数量，将货物运至甲方仓库或指定地点，运输途中的所有风险由乙方承担。

八、交货及验收：

1. 乙方须按甲方要求定量包装，并按订单要求的交货时间将货物送至甲方仓库或指定地点，并附上《送货清单》及乙方的出货自检报告或证明（必要时需提供第三方检测的材料性能测试报告）供甲方备查。《送货清单》须列明甲方订购单号及物料信息。

2. 甲方依据双方约定的品质标准、技术要求和检测方案，并参照原封样件的要求进行检验和判定是否合格，甲方如检测不合格应及时通知乙方，乙方对检测结果有异议，应及时向甲方提出书面申请意见复检，否则视同接受。

3. 巢产检验合格入库，但在甲方装配和使用过程中发现的不合格品，乙方仍应承担质量责任，并及时配合甲方采取有效措施予以补救，以满足甲方正常生产的需要。

4. 甲方对乙方产品所行使的检验，并不能免除乙方对产品质量的责任。

九、乙方违约责任

1. 乙方不能交货的，应向甲方偿付不能交货部分货款的 20%的违约金，并赔偿由此而给甲方造成的损失费用。

2. 乙方逾期交货的，甲方有权用其他厂家产品替代，其后乙方必须补偿其差价、损失。无法替代其产品造成一般损失，甲方将扣除乙方 5%-10%的货款。造成严重损失的由乙方全部承担。且乙方必须事先与甲方联系，说明原因和解决方案，并获得甲方同意后方可实施，并向甲方支付逾期交货的违约金，违约金按逾期交货部分货款的 20%计算，乙方还须赔偿因逾期供货而给甲方造成损失的费用。。

3. 乙方提前交货的产品、多交的产品和品种、型号、规格、颜色等质量不符合规定的产品，甲方在代保管期内实际支付的保管、保养等费用以及非因甲方保管不善而发生的损失，应当由乙方承担；乙方提前交货，甲方接货后，仍可按合同规定的交货时间付款，合同规定自提的，甲方可拒绝提前提货。

4. 乙方交付的产品品种、型号、规格、颜色等质量不符合合同规定的，乙方应当负责赔偿。

5. 因乙方提供甲方的产品质量问题导致甲方客户投诉，造成甲方损失的，甲方对其有形损失（费用、索赔）及无形损失（公司信誉）进行核算后，以书面通知乙方，经乙方对质量问题确认后从乙方保证金或货款中扣除，如出现批量的不合格产品或对用户造成重大损失，甲方有权单方立即停止对乙方的付款，待该问题处理结束后，根据乙方的申请恢复结算，如乙方对质量问题有异议，可提交合同签订地所在质量技术监督局进行质量鉴定。

十、甲方违约责任：

甲方如不能按合同规定付款期支付供方货款，须事先与乙方联系，说明原因及解决方案，获得乙方同意后，并向乙方支付逾期付款违约金。

十一、保密条款：

1. 在未取得双方事先许可的情况下，不得将本协议内容向第三方公开或泄露。

2. 乙方从甲方得到的图纸、规格书、技术文件、模具和样品等，未经甲方同意，乙方不得向第三者转让、公开、泄露或被使用。

3. 乙方绝不允许把甲方提供的图纸、技术文件和模具转让给第三方加工、制作产品出售，其所造成的后果，均由乙方负全部责任。

4. 本规定在本合同终止后继续有效。

十二、合同解除：

1. 乙方有以下任何事项时，甲方不需要任何通知，可马上解除本合同：

A. 违反本合同条款约定的行为或事实时；

B. 在供应期间内，不能满足甲方数量及品质要求无能力供应时；

C. 被政府机关停止或取消营业资格给予处分时。

2. 因违反合同条款造成甲方损失的，甲方有权要求乙方赔偿损失。

3. 甲、乙双方商定本合同终止时：甲方有权暂停支付终止合同前 15 个月交易总量 10%的价款（以下简称价款）。该笔价款由乙方分批次领取（按保质期 15 个月平均计算），每月领取价款的十五分之一。价款总数达到商定的金额、乙方可每月足额领取，如价款未达到商定的金额，延期到符合规定后，乙方开始领取。

最后三个月乙方应领取的余额、甲方有权停止支付，待乙方产品保质期满无任何纠纷后，甲方一次性退还给乙方（不含利息）。

4.本合同终止后：与质量相关的其他条款继续有效。

十三、合同纠纷解决：

甲、乙双方之间产生有关本合同的一切纠纷，双方应通过友好协商解决，如果协商不能解决，双方当事人可向甲方所在地的人民法院提出诉讼。

十四、合同期限：

本合同经双方签章后，即刻生效。本合同一式两份，甲、乙双方各执一份。

合同期限为：2009年10月20日至2010年10月21日止。

鉴于甲、乙双方合作的长期性和稳定性，在本合同期满前三个月内，如合同一方提出需延长合同的有效期，经另一方确认后可延长合同期限。

十五、特别提醒

双方确认，在签署本协议前甲、乙方仔细审阅过该合同的内容，完全了解协议各条款的法律含义。

十六、附件

合同所有附件是本合同不可分割的组成部分，具有同等法律效力。

本合同未尽事宜，应由双方共同协商，作为补充合同，补充合同与本合同具有同等效力。

甲 方：

乙 方：

法定代表人或代理人：

法定代表人或代理人：

签订地点：

签订时间：09年10月20日

2009年10月20日